Exhibit 2

                             JOINT FILING AGREEMENT

                     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $1.00 per share, of Bethlehem Steel Corporation; and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filing. In evidence thereof, the undersigned hereby execute this Agreement this 16th day of August, 1999.



GREENHOUSE PARTNERS, L.P.              GREENWAY PARTNERS, L.P.

                                       By: Greenhouse Partners, L.P., its
By: /s/ Gary K. Duberstein                 general partner
    ------------------------------
    Gary K. Duberstein, general
    partner                                By: /s/ Gary K. Duberstein
                                               ---------------------------------
                                               Gary K. Duberstein, general
                                               partner

GREENHUT, L.L.C.                       GREENTREE PARTNERS, L.P.

                                       By: Greenhut, L.L.C., its general
By: /s/ Gary K. Duberstein                  partner
    ------------------------------
    Gary K. Duberstein, Member
                                           By: /s/ Gary K. Duberstein
                                               ---------------------------------
                                               Gary K. Duberstein, Member

GREENHUT OVERSEAS, L.L.C.              GREENSEA OFFSHORE, L.P.

                                       By: Greenhut Overseas, L.L.C., its
By: /s/ Gary K. Duberstein                 investment general partner
    ------------------------------
    Gary K. Duberstein, Member
                                           By: /s/ Gary K. Duberstein
                                               ---------------------------------
                                               Gary K. Duberstein, Member

                                       GREENBELT CORP.

                                       By: /s/ Alfred D. Kinglsey
                                           -------------------------------------
                                             Alfred D. Kingsley, President


                                           /s/ Alfred D. Kinglsey
                                           -------------------------------------
                                           Alfred D. Kingsley


                                           /s/ Gary K. Duberstein
                                           -------------------------------------
                                           Gary K. Duberstein